MFS(R) VARIABLE INSURANCE TRUST

                           MFS LIMITED MATURITY SERIES

                      Supplement to the Current Prospectus

         The Board of Trustees that oversees the MFS Limited Maturity Series (the "series") decided, at their regular meeting on April 25, 2001, to terminate the series as soon as practicable.

                   THE DATE OF THIS SUPPLEMENT IS MAY 1, 2001.